SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 31, 2006

Commission File Number 0-8401

CACI International Inc

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

54-1345888

(I.R.S. Employer Identification No.)

1100 North Glebe Road, Arlington, VA 22201

(Address of principal executive offices)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01 Other Events.

CACI International Inc (CACI) is filing the historical annual financial information included in this Current Report on Form 8-K to show the effects on prior periods of CACI’s election to apply the modified retrospective application method in adopting the provisions of Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), Share-Based Payment, (FAS 123R). This standard requires the cost of equity instruments, including stock options, issued for goods and services to be measured at fair value on the grant date and recognized in the statement of operations. In its Forms 10-Q for the first three quarters of its fiscal year ended June 30, 2006, CACI restated its unaudited condensed consolidated financial statements for the comparative prior year quarters to adjust for the retrospective adoption of FAS 123R. In addition, CACI has restated all other periods prior to July 1, 2004, to reflect its modified retrospective adoption of FAS 123R as if SFAS No. 123, Accounting for Stock-Based Compensation (FAS 123) had been adopted on July 1, 1995, the original effective date of FAS No. 123, as it applied to CACI. The accounting treatment of equity grants in CACI’s Form 10-K/A (Amendment No. 1) for the fiscal year ended June 30, 2005, was appropriate as the provisions of this standard were not applicable until July 1, 2005. Consequently, the filing of this Form 8-K is not a further amendment to CACI’s fiscal year 2005 Form 10-K/A.

Because of CACI’s decision to adopt FAS 123R using the modified retrospective method, CACI is filing with this Form 8-K historical financial statement information previously presented in its 2005 Form 10-K/A (Amendment No. 1), as restated for the retrospective application of FAS 123R. Along with the historical financial statement information filed with CACI’s Forms 10-Q for the first three quarters of fiscal 2006, the historical financial statement information filed with this Form 8-K is and will be incorporated by reference into existing or new registration statements of CACI that permit incorporation by reference, including without limitation existing or new registration statements on Form S-8 for employee benefit plans and existing or new shelf registration statements on Form S-3. CACI is accordingly filing the following historical annual financial information to show the effect of the retrospective application of FAS 123R:

•	Selected financial data for the years ended June 30, 2001 through June 30, 2005;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Consolidated financial statements as of June 30, 2005 and 2004, and for the years ended June 30, 2005, 2004 and 2003 and notes to the consolidated financial statements;

Except as specifically set forth herein, this information does not reflect any other events occurring after the original filing date of the fiscal year 2005 Form 10-K/A (Amendment No. 1) on September 21, 2005. For a discussion of events and developments subsequent to the filing date of the fiscal year 2005 Form 10-K/A, please refer to the reports and other information CACI has filed with the Securities and Exchange Commission since September 21, 2005, including CACI’s Form 10-Q for the period ended March 31, 2006.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are included herewith:

Exhibit Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 6 – Selected Financial Data

99.2	Item 7 – Selected portions of Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 15 – Financial Statements and Supplementary Data

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc (Registrant)

Date: May 31, 2006	By:	/s/ S. Mark Monticelli
S. Mark Monticelli
Senior Vice President, Corporate Controller and Chief Accounting Officer

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